Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

21. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date of issuance of the unaudited condensed consolidated financial statements. Except for the events mentioned below, the Company did not identify any subsequent events with material financial impact on the Company’s unaudited condensed consolidated financial statements.

Settlement of Loop Capital Dispute

On July 2, 2026, the Group entered into a Share Subscription Agreement with Loop Capital Markets LLC (“Loop Capital”) to resolve certain claims arising from an engagement letter entered into between Loop Capital and ICONIQ. In connection with such claims, Loop Capital had initiated arbitration proceedings against ICONIQ. On January 31, 2025, an arbitration award was issued requiring ICONIQ to pay Loop Capital approximately US$14.7 million plus interest. On June 26, 2025, the arbitration award was confirmed by the United States District Court for the Northern District of Illinois Eastern Division, which entered judgment in favor of Loop Capital.

Pursuant to the Share Subscription Agreement, the Group issued 6,168,705 Class B ordinary shares to Loop Capital as settlement consideration. The shares are subject to a four-tranche lock-up schedule, with the first tranche to be released upon the effectiveness of the Group’s resale registration statement on Form F-3, and subsequent tranches to be released at six-month intervals thereafter. The first tranche of the Settlement Shares was issued to Loop Capital on July 2, 2026.

Upon the effectiveness of the resale registration statement, the Group, ICONIQ, and Loop Capital will enter into a Mutual General Release Letter, pursuant to which the parties will release all claims, liabilities, obligations and demands arising from or relating to matters occurring on or prior to the execution date of such release.

Issuance of new Convertible Notes

On July 15, 2026, the Group entered into a securities purchase agreement with JAK, pursuant to which the Group agreed to issue and sell, in multiple closings, senior convertible notes with an aggregate original principal amount of up to US$37.5 million. On July 17, 2026, the Group completed the initial closing and issued a convertible note with a principal amount of $12.5 million for proceeds of $11.5 million. The notes mature two years from the issuance date, bear no interest unless an event of default occurs, and are convertible into the Group’s Class B ordinary shares pursuant to the terms of the notes. The initial note has a fixed conversion price of $5.81 per Class B ordinary share.

The Notes contain certain conversion limitations, including a beneficial ownership limitation that restricts the Note Investor from converting Notes to the extent such conversion would result in the Note Investor and its affiliates beneficially owning more than 9.99% of the Group’s outstanding Class B ordinary shares, subject to adjustment in accordance with the terms of the Notes.

The Group expects to use the net proceeds from the issuance of the Notes for general corporate purposes and working capital requirements. Pursuant to the July Purchase Agreement, the Group is subject to certain customary covenants, including limitations on the issuance of certain equity or equity-linked securities and variable-rate transactions during the applicable covenant period.

Conversion of convertible note

Subsequent to June 30, 2026 and through the date of issuance of these unaudited condensed consolidated financial statements, JAK completed a series of conversions, with an aggregate conversion amount of US$3.2 million. Pursuant to these conversions, the Group issued 1,315,790 ordinary shares at conversion prices ranging from US$2.45 to US$3.01 per share. The conversions were settled through the issuance of ordinary shares and did not involve any cash outflows. Upon each conversion, the carrying amount of the respective convertible notes, which had been measured at fair value, was derecognized, and equity was recognized based on the fair value of the ordinary shares issued.

Office Lease Agreement

On June 17, 2026, the Group entered into a two-year office lease agreement with a third party, with a lease commencement date of July 1, 2026. The total future lease payments under the agreement amount to US$0.8 million (AED3.0 million). Upon commencement of the lease, the Group recognized a right-of-use asset and a corresponding lease liability of US$0.8 million and US$ 0.8 million, respectively. The leased office premises are used by Neurovia AI Limited, a newly established subsidiary of the Group incorporated under the laws of United Arab Emirates in July 2026, which is engaged in the data processing and compression business.